[SHIP LOGO VANGUARD /(R)/]




VANGUARD/(R)/ EQUITY INCOME FUND



SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 31, 2007



COMPARATIVE INDEX CHANGE

Effective August 1, 2007, Vanguard Equity Income Fund has adopted the FTSE High Dividend Yield Index as its comparative index. The new index is a more appropriate comparison index for the Fund. This change will not affect the Fund's investment objective, policies, strategies, or risks.



FUND MANAGER CHANGE

Effective June 30, 2008, John R. Ryan will no longer manage assets for Vanguard Equity Income Fund.

Mr. Ryan currently co-manages a portion of the Fund with W. Michael Reckmeyer,
III. Mr. Reckmeyer, CFA, Vice President and Equity Portfolio Manager of Wellington Management Company, LLP (Wellington Management), has managed investment portfolios since 1984 and has co-managed a portion of the Fund since 2007.

Mr. Reckmeyer is expected to succeed Mr. Ryan as the lead manager of Wellington Management's portion of the Fund.











                                                                  (over, please)

In "Plain Talk/(R)/ About the Fund's Portfolio Managers," in the INVESTMENT ADVISORS section, this text immediately precedes the paragraph about James P.
Stetler:

JOHN R. RYAN, CFA, Senior Vice President, Partner, and Equity Portfolio Manager of Wellington Management. He has worked in investment management with Wellington Management since 1981; has managed a portion of the Fund since 2000; and has co-managed the Wellington Management portion of the Fund since 2007. Education:
B.S., Lehigh University; M.B.A., University of Virginia.

W. MICHAEL RECKMEYER, III, CFA, Vice President and Equity Portfolio Manager of Wellington Management. He has worked in investment management since 1984; has been with Wellington Management since 1994; and has co-managed the Wellington Management portion of the Fund since 2007. Education: B.S. and M.B.A., University of Wisconsin.





(C)2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                        PS65 082007